                                                                 Exhibit 10.18




                             TYCO INTERNATIONAL LTD.



          -------------------------------------------------------------
                                THE RULES OF THE
                      UK SAVINGS-RELATED SHARE OPTION PLAN
          -------------------------------------------------------------



                    ADOPTED BY THE COMPANY ON 3 NOVEMBER 1999




           RECEIVED FORMAL APPROVAL UNDER SCHEDULE 9 TO THE INCOME AND
            CORPORATION TAXES ACT 1988 BY THE BOARD OF INLAND REVENUE

                        ON 5 JANAURY 2000 UNDER REFERENCE

                             PricewaterhouseCoopers
                                 Plumtree Court
                                     London
                                    EC4A 4HT

                             TYCO INTERNATIONAL LTD
                      UK SAVINGS-RELATED SHARE OPTION PLAN

                                    CONTENTS



RULE

1.    INTERPRETATION AND CONSTRUCTION
      Definitions                                                                                 (a)
      Construction                                                                         (b) to (d) / /

2.    COMMON SHARE CAPITAL
      Availability of authorised share capital                                                    (a)
      Variation of share capital and adjustment of options                                        (b)

3.    APPLICATIONS FOR OPTIONS

4.    GRANT OF OPTIONS
      Contributions under the savings contract                                                    (a)
      Timing of grant                                                                             (b)
      Grant of options / / Option certificates                                             (c) to (e)
      Options only to be granted to employees and directors                                       (f)
      Life of the Plan                                                                            (g)
                                                                                                  (h)
5.    NON-TRANSFERABILITY OF OPTIONS  / /

6.    RIGHTS TO EXERCISE OPTIONS
      General                                                                                     (a)
      Death                                                                                       (b)
      Cessation of employment in special circumstances                                    (c) and (d)
      Reaching specified age                                                                      (e)
      Employee Transferred to other member of the Group                                           (f)
      Cessation of employment in other circumstances                                              (g)
      Termination of savings contract                                                             (h)
      Bankruptcy                                                                                  (i)
      Conditions to be satisfied at time of exercise                                              (j)
      Exercise to be limited to repayment proceeds                                                (k)

7.    LOSS OF OFFICE OR EMPLOYMENT

8.    TAKEOVERS, RECONSTRUCTION, AMALGAMATION &
      LIQUIDATION
      Change in control of the company - acquirng company                                  (a) to (d)
      Change in control of the company - acquiring person                                         (e)
      Change in control of the company - additional provisions for compromises             (f) to (j)
      Plan shares ceasing to satisfy paragraphs 10 to 14 of Schedule 9                            (k)





      Liquidation                                                                                 (l)

9.    EXERCISE OF OPTIONS AND LISTING OF SHARES
      Procedures on exercise                                                              (a) and (b)
      Rights attaching to Plan shares                                                             (c)
      Listing                                                                                     (d)

10.   PLAN AMENDMENTS AND TERMINATION
      Amendments                                                                           (a) to (f)
      Termination                                                                                 (g)

11.   ADMINISTRATION
      Notice and documents                                                                 (a) to (c)
      Disputes                                                                                    (d)
      Costs of the Plan                                                                           (e)
      Governing law                                                                               (f)


                             TYCO INTERNATIONAL LTD
                      UK SAVINGS-RELATED SHARE OPTION PLAN


RULES

1.             INTERPRETATION AND CONSTRUCTION

DEFINITIONS

(a) In the Rules of this Plan unless the context otherwise requires the following words and expressions shall have the following meanings:

         Acquiring Company                Any company which:

                                          (a) has obtained Control of the
                                              Company either:

                                              (i) as a result of making a
                                                  Takeover Offer; or

                                             (ii) in pursuance of a Compromise;
                                                  or

                                          (b) becomes bound or entitled to
                                              acquire Plan Shares on the terms
                                              of an offer contained in Section
                                              102 Notice(s);

         Acquiring Person                 Any person, not being an Acquiring
                                          Company who:

                                          (a) either alone or together with any
                                              person acting in concert with him
                                              has obtained Control of the
                                              Company as a result of making a
                                              Takeover Offer or otherwise; or

                                          (b) having Control of the Company,
                                              makes a general offer to acquire
                                              all of the common shares in issue
                                              in the capital of the Company
                                              (other than those that are already
                                              owned by him and/or by any person
                                              acting in concert with him);

         Acquisition Price                The amount payable in relation to the
                                          exercise of an Option, being the
                                          amount (after any adjustment pursuant
                                          to Rule 2(b)) of the Option Price
                                          multiplied by the number of Plan
                                          Shares in respect of which the Option
                                          is exercised;

         the Act                          The Income and Corporation Taxes
                                          Act 1988;

         Adoption Date                    The date on which this Plan is
                                          adopted by the Company;

         Appropriate Period               In relation to:

                                          (a) a Takeover Offer, means the period
                                              of 6 months beginning with the
                                              time when the person making the
                                              Takeover Offer has obtained
                                              Control of the Company and any
                                              condition subject to which the
                                              Takeover Offer is made is
                                              satisfied;

                                          (b) a Compromise means:

                                              (i) where the Option is to be
                                                  exercised the period permitted
                                                  in the operation of Rules 8(f)
                                                  to 8(j);

                                              (ii) where the Option is to be
                                                  Rolled- over the period of 6
                                                  months beginning with the time
                                                  when the court sanctions the
                                                  Compromise;

                                          (c) a Section 102 Notice means the
                                              period during which the Acquiring
                                              Company is entitled and bound to
                                              acquire shares on the terms of the
                                              offer contained in such Section
                                              102 Notice, and;

                                          (d) an Acquiring Person who obtains
                                              Control of the Company, or who
                                              having Control of the Company
                                              makes a general offer for all of
                                              the common shares in issue in the
                                              capital of the Company, (other
                                              than those which are already owned
                                              by him and/or any person acting in
                                              concert with him), means the
                                              period of six months beginning
                                              with the time when the Acquiring
                                              Person obtains Control or makes
                                              the offer as the case may be;

         Associated Company               A company which has control of, or is
                                          under the control of, the Company or
                                          which is under the control of the same
                                          person as the Company is controlled
                                          by, provided that for these purposes
                                          "control" shall have the meaning given
                                          by section 416 of the Act;

         Bonus Any sum payable by way of terminal bonus under a Savings Contract, being the additional payment made by the Savings Authority when repaying contributions made under a completed Savings Contract;

         Bonus Date                       In relation to any Eligible Employee's
         (or Normal Maturity Date)        Savings Contract the earliest date on
                                          which a Standard Bonus is due or where
                                          the Option- holder has indicated that
                                          he intends to enter into a 5-year
                                          Savings Contract and to seek the
                                          Maximum Bonus, the earliest date on
                                          which that Maximum Bonus is due;

         Committee                        The Board of Directors of the Company
                                          or a duly authorised committee of the
                                          Board of Directors;

         the Companies Act                The Companies Act 1981 of Bermuda;

         the Company                      Tyco International Ltd.;

         Compromise                       In relation to the Company, means a
                                          compromise or arrangement sanctioned
                                          or to be sanctioned by the court under
                                          section 101 of the Companies Act;

         Control                          Control as defined in section 840 of
                                          the Act;

         Date of Grant                    The date on which an Option is granted
                                          to an Eligible Employee, which shall
                                          be the date specified on the Option
                                          Certificate;

        Eligible Employee                 (a) Any person who is not prohibited
                                              from participating in this Plan by
                                              reason of the provisions of
                                              paragraph 8 of Schedule 9 and who:

                                              (i) is an employee or director
                                                  (other than a non-executive
                                                  director) of a Group Company;
                                                  and

                                             (ii) if a director, is contracted
                                                  to work at least 25 hours a
                                                  week (exclusive of meal
                                                  breaks) for the Group; and

                                                  who in either case:

                                                  (aa) is chargeable to tax in
                                                       respect of his office or
                                                       employment under Case I
                                                       of Schedule E; and

                                                  (ab) was employed by the
                                                       Company for at least one
                                                       month prior to the
                                                       Invitation Date;

                                          (b) is any other director or employee
                                              of a Group Company who is not
                                              prohibited from participating by
                                              reason of paragraph 8 of Schedule
                                              9 and, in the case of a director,
                                              who satisfies (a)(ii) above, whom
                                              the Committee in their sole
                                              discretion approve;

         Exchange Rate                    The average conversion rate for U.S.
                                          dollars to Pounds Sterling as listed
                                          in THE WALL STREET JOURNAL over the
                                          same period as the Market Value is
                                          determined;

         Group The Company and its Subsidiaries from time to time and the expression "member of the Group" shall be construed accordingly;

         Group Company                    The Company, or a company which is for
                                          the time being a Subsidiary over which
                                          the Company has Control and which has
                                          been nominated by the Committee to
                                          participate for the time being in this
                                          Plan;

         Invitation                       An invitation to apply for the grant
                                          of an Option pursuant to Rule 3(a);

         Invitation Date                  In respect of any Option grant, the
                                          date on which an invitation is made by
                                          the Committee pursuant to Rule 3(a);

         London Stock Exchange            The London Stock Exchange Limited or
                                          any successor body;

         Market Value                     In the case of Options granted under
                                          this Plan, means the market value of a
                                          Plan Share determined by the Committee
                                          in accordance with any one of the
                                          following;

                                          (i) the closing price of a Plan Share
                                              on the New York Stock Exchange, on
                                              the Invitation Date; or

                                         (ii) the closing price of a Plan Share
                                              on the New York Stock Exchange, on
                                              the last trading day preceding the
                                              Invitation Date; or

                                        (iii) the average of the composite
                                              closing price of a Plan Share on
                                              the New York Stock Exchange (as
                                              reported by Bloomberg) for the
                                              3-trading day period preceding the
                                              Invitation Date; or

                                         (iv) such other value as may be agreed
                                              with the Share Valuation Division
                                              of the Inland Revenue on or before
                                              the Invitation Date.


                                          The Market Value denoted in US$ will
                                          be converted to pounds sterling
                                          using the Exchange Rate.


         Maximum Bonus                    The Bonus which is payable at the
                                          earliest at the end of a period of 7
                                          years from the starting date of
                                          the Savings Contract;

         New York Stock Exchange (NYSE)   The New York Stock Exchange or any
                                          successor body;

         Normal Retirement Date           The age at which an employee is due to
                                          retire in accordance with the terms of
                                          his contract of employment;

         Option A right to acquire Plan Shares at the Acquisition Price granted to an Eligible Employee under the provisions of this Plan and for the time being subsisting;

         Option Certificate               The certificate in respect of a grant
                                          of an Option which shall be issued to
                                          an Option-holder in accordance with
                                          Rule 4(f);

         Option-holder                    Any person who holds an Option, or
                                          (where the context admits) his legal
                                          personal representative(s);

         Option Price                     The price per Plan Share determined by
                                          the Committee being not less than the
                                          greater of:

                                          (i) the nominal value of a Plan Share;
                                              and

                                         (ii) 80 per cent of the Market Value
                                              of such a Plan Share on the
                                              Invitation Date or on such earlier
                                              date or dates (the "Valuation
                                              Date") as may be agreed in writing
                                              with the Board of Inland Revenue;

         Option Rollover                  In relation to an Option, means a
                                          release by an Option-holder with the
                                          consent of the Acquiring Company of
                                          his rights ("old rights") under this
                                          Plan in consideration of the grant to
                                          him of rights ("new rights") which are
                                          equivalent to the old rights but which
                                          relate to shares in:

                                          (a) the Acquiring Company; or

                                          (b) a company which has Control of the
                                              Acquiring Company; or

                                          (c) a company which either is, or has
                                              Control of, a company which is a
                                              member of a consortium within the
                                              meaning of paragraph 10(c) of
                                              Schedule 9

                                          where the term "equivalent" shall be
                                          construed in accordance with Rule
                                          8(c);

         this Plan                        The Tyco International Ltd. UK
                                          Savings-Related Share Option Plan in
                                          its present form or as from time to
                                          time amended in accordance with the
                                          provisions hereof;

         Plan Shares                      Fully paid common shares in the
                                          capital of the Company or any shares
                                          representing the same which satisfy
                                          the conditions specified in paragraphs
                                          10 to 14 inclusive of Schedule 9;

         Rolled-over                      The action of effecting an Option
                                          Rollover or its completion;

         the Rules                        The rules for the time being governing
                                          this Plan;

         Savings Authority                A building society or an institution
                                          authorised under the Banking Act 1987
                                          to whom the Committee from time to
                                          time determines that contributions are
                                          payable under the terms of a Savings
                                          Contract;

         Savings Contract                 A contract under a certified
                                          contractual savings scheme (within the
                                          meaning of section 326 of the Act)
                                          which has been approved by the
                                          Committee for the purposes of this
                                          Plan and by the Board of Inland
                                          Revenue for the purposes of Schedule
                                          9;

         Schedule 9                       Schedule 9 to the Act;

         Section 102 Notice               In relation to the Company, means a
                                          notice served by a person who has
                                          become entitled to serve such a
                                          notice on the shareholders of the
                                          Company under section 102 of the
                                          Companies Act;

         Specified Age                    The age of 65 years;

         Standard Bonus                   The Bonus payable under a 3-year or
                                          5-year Savings Contract or the
                                          earliest Bonus payable under a 5- year
                                          Savings Contract as applicable;

         Subsidiary                       A company which is a subsidiary of the
                                          Company within the meaning of section
                                          86 of the Companies Act;

         Takeover Offer                   In relation to the Company, means
                                          either:

                                          (a) a general offer to acquire all of
                                              the common shares in issue in the
                                              capital of the Company which is
                                              made on a condition such that if
                                              it is satisfied the person making
                                              the offer will have Control of the
                                              Company; or

                                          (b) a general offer to acquire all the
                                              shares in the Company of the same
                                              class as the Plan Shares;

         Valid Application                An application made by an Eligible
                                          Employee on the application form
                                          provided by the date specified in an
                                          Invitation made in accordance with
                                          Rule 3(a) as the latest date for
                                          applications in which the monthly
                                          contribution specified is permitted by
                                          Rule 4(a).


CONSTRUCTION

(b)      Words or expressions used herein shall where appropriate:

         (i) when denoting the masculine gender include the feminine and vice versa;

         (ii)    when denoting the singular include the plural and vice versa;

         (iii) unless otherwise defined herein or the context otherwise requires have the same meanings as in Schedule 9 as amended from time to time;

         (iv) when referring to any enactment be construed as a reference to that enactment as for the time being consolidated, amended, re-enacted or replaced and shall include any regulations made thereunder; and

         (v) be construed such that the headings and sub-headings are for ease of reference only, and do not affect the interpretation of any Rule.

(c) For the purposes of any application of the provisions of this Plan following an Option Rollover, Rules 1, 2, 6, 8, 11(a), 11(c) and 11(d) shall only in relation to the new rights be construed as if the following terms have the meanings assigned to them in this Rule 1(c) and not the meaning assigned to them in Rule 1(a):

                  "Committee"      The Board of Directors of the company in
                                   respect of whose shares new rights have been granted or a duly authorised committee thereof;

                  "Company"        The company in respect of whose shares new
                                   rights have been granted;

                  "Plan Shares" Fully paid common shares in the capital of the company for the time being over whose shares new rights have been granted and which satisfy the conditions specified in paragraphs 10 to 14 inclusive of
                                   Schedule 9.

(d) Where under any of the provisions of these Rules it is provided that an Option shall lapse that Option shall cease to be exercisable thereafter notwithstanding any other provision of these Rules.

2.       SHARE CAPITAL

AVAILABILITY OF AUTHORISED SHARE CAPITAL AND PLAN SHARES


(a) The Company shall at all times keep available sufficient authorised and unissued Plan Shares or shall procure that sufficient Plan Shares are available for transfer to satisfy the exercise to the full extent still possible of all Options which have neither lapsed nor been fully exercised taking account of any other obligations of the Company to provide shares of the same class as Plan Shares.

VARIATION OF SHARE CAPITAL AND ADJUSTMENT OF OPTIONS

(b) In the event of any capitalisation issue or rights issue, rights offer or any reduction, sub- division, consolidation or other variation of the share capital of the Company, the number of Plan Shares comprised in any Option and the Option Price may be adjusted by the Company (including retrospective adjustments where appropriate) in such manner as the Company considers to be in its opinion fair and reasonable provided always that no adjustment shall have effect after the date of adjustment for so long as the Plan is approved by the Board of Inland Revenue, until the Board of Inland Revenue has approved the adjustment. Except in the case of an Option over Plan Shares already in issue, no adjustment shall be made which would cause the Option Price to be less than the nominal value of that Plan Share. Notice of any such adjustment shall be given to the Option-holders affected by such adjustment by the Committee, who may call in Option certificates for endorsement, cancellation or re-issue subsequent upon such adjustment.

(c) Where an Option subsists over both issued and unissued Plan Shares, the adjustment permitted by Rule 2(b) may only be made if the reduction of the Option Price of both issued and unissued Plan Shares may be made to the same extent.

3.       APPLICATIONS FOR OPTIONS

(a) Subject to the restrictions hereinafter contained, the Committee may, in its absolute discretion, from time to time, announce its intention to issue Invitations to Eligible Employees to apply for the grant of Options under the Plan. If the Committee announces its intention to issue Invitations, it shall issue an Invitation to every person who is an Eligible Employee in whatever manner is determined by the Committee to be appropriate, provided that the following details are included:

         (i) the maximum number of Plan Shares over which Options are to be granted on the Date of Grant immediately following such Invitation;

         (ii)     the Option Price;

         (iii) the last date by which applications made pursuant to Rule 3(b) must be received (which shall be not earlier than 14 days nor later than 21 days after the Invitation Date); and

         (iv) whether employees may enter into a 3 year Savings Contract or a 5 year Savings Contract; and

         (v) whether the repayment under the Savings Contracts linked to those Options shall include any Bonus and, if so, whether in the case of a 5 year Savings Contract, it may include the Maximum Bonus or the Standard Bonus.

(b) Each person who in relation to a grant of an Option is an Eligible Employee may, not later than the date specified in the Invitation referred to in Rule 3(a) as the last date for receipt of applications, apply for an Option in respect of any of the Plan Shares specified in any such Invitation, by delivery of a Valid Application complying with the requirements of this Rule to the secretary for the time being of the Company, or as specified on the application form.

(c) Applications for Options shall be in writing in such form as the Committee may from time to time prescribe.

4        GRANT OF OPTIONS

CONTRIBUTIONS UNDER THE SAVINGS CONTRACT

(a) The monthly contribution payable by a participant under a Savings Contract shall be in multiples of (pound)1 and shall not:

         (i) be less than(pound)5 or such other minimum amount as may for the time being be permitted under the terms of the Savings Contract; nor

         (ii) when aggregated with the monthly contributions being paid under any other savings contract(s), certified pursuant to section 326 of the Act, entered into by that Eligible Employee in connection with the grant of any option under a savings-related share option plan approved by the Board of the Inland Revenue under Schedule 9, exceed (pound)250 or such maximum amount determined by the Committee and from time to time permitted under Schedule 9.

TIMING OF GRANT



(b) No Option shall be granted to any Eligible Employee if such grant shall be prohibited under the legislation from time to time in force governing the approval of savings-related share option plans involving a certified contractual savings scheme.

GRANT OF OPTIONS

(c) The grant of an Option shall be conditional upon the Eligible Employee having submitted to the Committee (or such other party as the Committee in its discretion shall direct) a Valid Application, prior to the grant of that Option, for entry into a Savings Contract. In making his application the Eligible Employee shall state inter alia the monthly contribution which he would like to make under the Savings Contract and, if he may elect for a 3 year or a 5 year Savings Contract, his election in that respect, and if he has elected for a 5 year Savings Contract whether he elects for the repayment under the Savings Contract to be taken as including the Standard Bonus or the Maximum Bonus (if so permitted pursuant to Rule 3(a)). Each such application shall be deemed to be in respect of the largest whole number of Plan Shares which can be purchased with the expected repayment (including the Standard Bonus or Maximum Bonus applied for if this is to be included in accordance with Rule 3(a)(v)) under the Savings Contract at the Bonus Date.

(d) As soon as possible after the final date for the receipt of applications in relation to each grant of Options and within 30 days of the earliest of the dates on which the Market Value was taken for the purposes of determining the Option Price, the Company shall, subject to Rule 4(f), grant to each Eligible Employee who has submitted a Valid Application an Option in respect of the whole number of Plan Shares for which he is deemed to have applied in accordance with Rule 3(c).

(e) If the Committee receives Valid Applications such that on the grant of all the Options applied for the maximum number of Shares determined by the Committee pursuant to Rule 3(a)(i) would be exceeded, then subject to the provisions of Rule 4(a)(i) the following steps or such other arrangements approved in advance by the Inland Revenue shall be carried out in the following order to the extent necessary to eliminate the excess:

         (i) if the Maximum Bonus is included, then only the Standard Bonus shall be taken to be included;

         (ii) the excess over (pound)50, or such greater or lesser amount as the Committee may decide, of the monthly savings contribution chosen by each applicant shall be reduced pro rata to the extent necessary;

         (iii) the excess over (pound)5 of the monthly savings contribution chosen by each applicant shall be reduced pro-rata to the extent necessary;

         (iv) if the Standard Bonus is included or is taken to be included then no Bonus shall be taken to be included;

         (v) applications will be selected by lot, each based on a monthly savings contribution of (pound)5 and the exclusion of any Bonus in the repayment under the Savings Contract.

         As soon as possible after the final date for the receipt of applications in relation to each grant of Options and within 42 days of the earliest of the dates on which the Market Value was taken for the purposes of determining the Option Price, the Company shall grant to each Eligible Employee who has submitted a Valid Application, or where appropriate to those Eligible Employees selected by lot pursuant to this Rule 4(e), an Option in respect of the number of Plan Shares for which he is deemed to have applied scaled down proportionately to the reduction made in his monthly contributions pursuant to this Rule 4(e).

OPTION CERTIFICATES

(f) Subject to the Eligible Employee entering into a Savings Contract, as soon as possible after the Date of Grant each Eligible Employee shall be issued an Option Certificate in respect of his Option, specifying the Date of Grant, the number of Plan Shares subject to the Option, the Option Price and the Acquisition Price.

OPTIONS ONLY TO BE GRANTED TO EMPLOYEES AND DIRECTORS

(g) No Option shall be granted to any person who is no longer a director or employee of a Group Company on the date Options are granted under this Rule 4.

LIFE OF THE PLAN

(h)      No Option may be granted more than ten years after the Adoption Date.

5        NON-TRANSFERABILITY OF OPTIONS

Save as provided in Rule 6(b) no Option nor any right thereunder shall be capable of being transferred, assigned, charged or otherwise disposed of. Any such purported transfer, assignment, charge or disposal shall result in the cancellation of the Option.

6          RIGHTS TO EXERCISE OPTIONS

GENERAL



(a)      (i)   Save as provided in Rules 6(b), 6(c), 6(e), 6(g) and 8, an Option may be exercised only during the period commencing with the Bonus
               Date under the relevant Savings Contract; and

         (ii) save as provided in Rule 6(b), an Option shall not be exercisable later than six months after such Bonus Date.

DEATH

(b) If an Option-holder dies, future savings contributions cease, but any outstanding Option may be exercised by his legal personal representatives, but only:


         (i) within 12 months after the date of his death if such death occurs before the Bonus Date; or

         (ii) within 12 months after the Bonus Date in the event of his death within six months after such Bonus Date.

         CESSATION OF EMPLOYMENT IN SPECIAL CIRCUMSTANCES

(c) If an Option-holder shall cease to be employed within the Group by reason:

         (i) of injury or disability (evidenced to the satisfaction of the Committee) or redundancy within the meaning of the Employment Rights Act 1996; or

         (ii) of retirement on reaching the Specified Age or his Normal Retirement Date; or

         (iii) that his office or employment is in a company of which the Company ceases to have Control; or

         (iv) that his office or employment relates to a business or part of a business which is transferred to a person who is not a company of which the Company has Control he may exercise all or any of his Options in whole or in part during the period ending six months after the date of such cessation (at the end of which period his Options will lapse to the extent unexercised).

(d) No person shall be treated for the purposes of Rule 6(c) and 6(g) as ceasing to hold the office or employment by virtue of which he is an Eligible Employee until he ceases to hold any office or employment in the Company or any Associated Company over which the Company has Control.

REACHING SPECIFIED AGE

(e) If at the date of reaching the Specified Age an Option-holder does not retire he may exercise his Option within the period of six months commencing with that date.

EMPLOYEE TRANSFERRED TO OTHER MEMBER OF THE GROUP

(f) An Option-holder who is employed on the Bonus Date by an Associated Company of a Group Company or by a company of which the Company has Control may exercise his Option within the period of six months commencing with the Bonus Date.

CESSATION OF EMPLOYMENT IN OTHER CIRCUMSTANCES

(g) If an Option-holder shall cease to hold the office or employment by virtue of which he is an Eligible Employee more than three years after the Date of Grant of an Option other than by reason of misconduct, such Option may be exercised within six months after the date of such cessation at the end of which period his Options will lapse to the extent unexercised.

TERMINATION OF SAVINGS CONTRACT

(h) If an Option-holder gives, or under the terms of the Savings Contract has or is deemed to have given, notice to the relevant Savings Authority that he intends to stop paying contributions under his Savings Contract then, unless the relevant Option is then exercisable under this Rule 6, it shall thereupon lapse.

BANKRUPTCY

         (i) If the Option-holder is adjudicated bankrupt, his Option shall thereupon lapse.

CONDITIONS TO BE SATISFIED AT TIME OF EXERCISE

(j) No Option may be exercised by an Option-holder, or by the legal personal representatives of an Option-holder who is (or at the date of his death was):

         (i) not a director or employee of the Company, or a Group Company unless the Option is to be exercised pursuant to Rules 6(b), 6(c) 6(f) and 6(g); or

         (ii)  precluded from such exercise by paragraph 8 of Schedule 9.


EXERCISE TO BE LIMITED TO REPAYMENT PROCEEDS

(k) If an Option becomes exercisable under any provision of this Plan then the maximum number of Plan Shares over which it shall be exercisable shall be limited to the largest whole number of Plan Shares that may be acquired at the Option Price out of the repayment including any interest or Bonus received under the relevant Savings Contract. For these purposes the repayment under the Savings Contract shall exclude the repayment of any contribution the due date for payment of which falls more than one month after the date on which repayment is made.

 7       LOSS OF OFFICE OR EMPLOYMENT

(a) The grant of an Option does not form part of the Option-holder's entitlement to remuneration or benefits pursuant to his contract of employment nor does the existence of a contract of employment between an Eligible Employee and any company give such Eligible Employee any right or entitlement to have an Option granted to him in respect of any number of Plan Shares or any expectation that an Option might be granted to him whether subject to any conditions or at all.

(b) The rights and obligations of an Option-holder under the terms and conditions of his office or employment shall not be affected by his participation in the Plan or any right he may have to participate in the Plan.

(c) An individual who participates in the Plan waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever in so far as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Plan as a result of such termination or from the loss or diminution of value of such rights or entitlements. By participating in this Plan the Option-holder agrees that, if necessary, his terms of employment shall be varied accordingly.

 8       TAKEOVERS, RECONSTRUCTION, AMALGAMATION & LIQUIDATION

CHANGE IN CONTROL OF THE COMPANY - ACQUIRING COMPANY

(a) If after the Adoption Date and subject to Rules 8(f) to 8(j), any company has become an Acquiring Company the Committee shall as soon as practicable thereafter notify every Option-holder accordingly, and each Option-holder may within the Appropriate Period:

         (i) exercise all or any of his Options to the extent of the repayment due under the relevant Savings Contracts; or

         (ii) to the extent that an Option is not or has not been exercised, execute, with the consent of the Acquiring Company, an Option Rollover by a notice in writing in a form prescribed by the directors of the Acquiring Company.

(b) To the extent that any Option which has become exercisable and/or capable of being Rolled-over pursuant to Rule 8(a)(i) or 8(a)(ii) has not been exercised and/or Rolled-over at the expiry of the Appropriate Period it shall to the extent unexercised lapse.

(c) For the purposes of an Option Rollover the new rights shall only be regarded as equivalent to the old rights if:

         (i) the shares to which they relate satisfy the conditions of paragraph 10 to 14 of Schedule 9; and

         (ii) the new rights are exercisable in the same manner as the old rights and subject to the provisions of this Plan as it had effect immediately before an Option Rollover; and

         (iii) the total market value of the Plan Shares subject to an Option which is being Rolled-over is equal immediately before such Option Rollover to the total market value (in each case determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) of the shares in respect of which an Option-holder's new rights are being granted immediately after such Option Rollover; and

         (iv) the total amount payable in respect of the exercise in full of an Option following an Option Rollover is equal to the total Acquisition Price immediately preceding such Option Rollover.

(d) For the purposes of any application of the provisions of this Plan, following an Option Rollover any new rights granted pursuant to Rule 8(a) shall be regarded as having been granted at the time the corresponding old rights were granted. With effect from the Option Rollover, the new rights shall be subject to the provisions of the Plan as it had effect in relation to Options which have been released.

CHANGE IN CONTROL OF THE COMPANY - ACQUIRING PERSON

(e) If after the Adoption Date, a person becomes an Acquiring Person and subject to Rules 8(f) to 8(j) the Committee shall, as soon as practicable thereafter, notify every Option-holder accordingly and each Option-holder may within the Appropriate Period exercise his Options to the extent of the repayment due under the relevant Savings Contracts (but in the case of a Compromise subject to Rules 8(f) to 8(j)) and any Option which has become exercisable pursuant to this Rule 8(e) and has not been exercised at the expiry of the Appropriate Period shall to the extent unexercised lapse.

CHANGE IN CONTROL OF THE COMPANY - ADDITIONAL PROVISIONS FOR COMPROMISES

(f)      Where a Compromise is proposed between the Company and its members:

         (i) Options which prior to the date of any general meeting of the members ordered by the court have become exercisable pursuant to the Rules of this Plan excluding Rule 8(g) shall, subject to Rules 8(h) to 8(j) remain exercisable and may be exercised in accordance with Rule 8(a) or (e) or at the election of the Option-holder be exercised on the basis set out in Rule 8(g); and

         (ii)  Rule 8(g) shall apply to any Option not falling within Rule
               8(f)(i).

(g) Options to which this Rule 8(g) applies shall become exercisable from the date of the meeting of the members ordered by the court on terms that exercise is conditional on the court sanctioning the Compromise and where exercise is permitted under this Rule 8(g):

         (i) notice of exercise shall be in such form as may be prescribed by the Committee; and

         (ii) notwithstanding any other provision in this Plan, the date of exercise of all Options exercised conditionally pursuant to this Rule 8(g) shall be the date on which the court sanctions the Compromise.

(h) Notwithstanding any other Rule in this Plan, unless the Committee determines otherwise, no notice of exercise of an Option shall be effective if received on or after the day on which it is anticipated that the court will sanction the Compromise.

(i) If after six months from the date of the meeting ordered by the court to consider the Compromise referred to in Rule 8(f) the court has not sanctioned the Compromise, the conditional exercise of Options under Rule 8(g) shall be of no effect and Rules 8(f) and 8(h) shall cease to apply in relation to that Compromise.

(j) Upon the Compromise becoming effective, any Options, to the extent unexercised, shall lapse.

PLAN SHARES CEASING TO SATISFY PARAGRAPHS 10 TO 14 OF SCHEDULE 9

(k) If a resolution is proposed or an action taken as a result of which Plan Shares will cease to satisfy the requirements of any of paragraphs 10 to 14 of Schedule 9, then, unless the Committee determines that all Options may be exercised in such manner as it may determine at such time as it may specify but in any event before the date on which Plan Shares will cease to satisfy the requirements of paragraphs 10 to 14 of
         Schedule 9, the Committee will be deemed to have notified the Board of Inland Revenue that the Plan no longer satisfies the requirements for approval and that from then on the Plan shall continue in force as an unapproved plan. From the date of such resolution being passed or such action being taken the definition of Plan Shares in Rule 1(a) shall be taken to have been amended to exclude the words "which satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9" and requirements throughout the Plan to obtain the approval of the Board of Inland Revenue shall no longer have effect. The Committee shall notify Option-holders in writing that Options may be exercised or that the status of the Plan will be changed and shall send a copy of that notification to the Board of Inland Revenue.

LIQUIDATION

(l) If notice is duly given of a general meeting at which a resolution will be proposed for the voluntary winding-up of the Company, except for the purposes of reconstruction or amalgamation, an Option shall be exercisable in whole or in part at any time thereafter until the resolution is duly passed or defeated or the general meeting concluded or adjourned sine die, whichever shall first occur. If such a resolution is passed, the Option shall, to the extent unexercised, thereupon lapse and if such a resolution is defeated the relevant Option shall, to the extent unexercised, thereupon continue to subsist.

9        EXERCISE OF OPTIONS

PROCEDURES ON EXERCISE

(a) Exercise of an Option, or of new rights under this Plan, shall be effected by a notice in writing in a form prescribed from time to time by the Committee lodged with the Secretary of the company or at its office as appropriate or with the Company's duly appointed agent specifying the number of Plan Shares in respect of which the Option is being exercised and accompanied by evidence of the termination of the related Savings Contract. The exercise of the Option will not take place until a remittance for the Acquisition Price for the Plan Shares concerned is received. Payment may be made by banker's draft or cheque or telegraphic or other electronic transfer provided that if a cheque is not cleared the Eligible Employee shall be deemed never to have exercised his Option and neither the Company nor any other person will be under any obligation to provide any Plan Shares for him. Notwithstanding anything to the contrary therein contained such notice shall (other than in the circumstances contained in the immediately preceding proviso and/or Rule 8(g) above) take effect upon receipt of notice and payment in full and such day shall, notwithstanding Rule 11(c) constitute for all purposes the date of exercise of such Option and the Secretary of the Company shall procure that the said shares are issued or transferred within 28 days thereafter. The Option Certificate should also be lodged but failure to do so will not invalidate the exercise of the Option. The company will keep a suitable form of notice available, so that an Option-holder desirous of exercising an Option may obtain copies thereof from the Secretary of the Company.

(b) All transfers and all allotments of Plan Shares shall be subject to any necessary consents of HM Treasury or other authorities in the United Kingdom or elsewhere under enactment's or regulations for the time being in force and it shall be the responsibility of the Option-holder to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

RIGHTS ATTACHING TO PLAN SHARES

(c) Plan Shares transferred pursuant to this Plan will be transferred without the benefit of any rights attaching thereto by reference to a record date preceding the date of exercise. Save as regards rights attaching to Plan Shares by reference to a record date prior to the date on which the Plan Shares are allotted and issued, Plan Shares issued upon the exercise of Options shall be identical and rank pari passu in all respects with shares of the same class then in issue.

 10      PLAN AMENDMENTS AND TERMINATION

AMENDMENTS

(a) Notwithstanding the provisions of Rules 10(b) to 10(d) and 11(b), the Committee may at any time make such alterations (including additions) to the Rules as are necessary to secure that the Rules receive initial approval from the Board of Inland Revenue under Schedule 9 and continue to be so approved.

(b) Subject to Rules 10(c) and 10(d) the Committee may from time to time at its absolute discretion, amend any of the Rules.

(c) No amendment waiver or replacement to or of this Plan (or any Rule) shall be made to the extent to which it would have the effect of abrogating or altering adversely any of the subsisting rights of Option-holders except with such consent on their part as would be required by the provisions of the Company's Bye-Laws if the Plan Shares to be issued or transferred on the exercise of the Options already granted and still subsisting were so issued or transferred and constituted a separate class of share capital and if such provisions applied mutatis mutandis thereto.

(d) So long as this Plan remains approved under Schedule 9 no amendment to this Plan shall take effect after the date of alteration until the Board of Inland Revenue has approved the amendment or the Committee is deemed to have given the notification to the Inland Revenue described in Rule 8(k).

(e) The Committee shall have the power from time to time to make or vary regulations for the administration of this Plan and to amend the terms or impose further conditions on the grant and exercise of Options to take account of overseas taxation, and securities or exchange control laws provided always that such regulations, terms and conditions shall not be inconsistent with the provisions of this Plan and shall not cause any of the provisions of Schedule 9 relevant to this Plan to cease to be satisfied.

TERMINATION

(f) Notwithstanding the provision contained in Rule 4(h), the Board of Directors or the Committee may at any time resolve that no further Options be granted under this Plan, and in such event no further Options will be granted but in all other respects the provisions of this Plan shall remain in full force and effect.


 11      ADMINISTRATION

NOTICE AND DOCUMENTS

(a) Option-holders not otherwise entitled thereto may be sent copies of all relevant notices and other documents sent by the Company to its ordinary shareholders generally.

(b) Written notices of any amendment made in accordance with Rule 10 shall be given to those Option-holders affected by such amendment.

(c) Any notice or other document required to be given hereunder to any Option-holder shall be delivered to him or sent by First Class pre-paid post to him at his home address according to the records of the Company or such other address as may appear to the Company to be appropriate. Any notice or other document required to be given to the Company shall be delivered to it or sent by First Class pre-paid post to its registered office or such other address as may be determined by the Company to be appropriate. Notices sent by post shall be deemed to have been given on the fifth day following the date of posting.

DISPUTES

(d) The decision of the Committee in any dispute or question relating to any Option shall be final and conclusive subject to the terms of this Plan.

COSTS OF THE PLAN

(e) The costs of introducing and administering this Plan shall be borne by the Company.

GOVERNING LAW

(g) These Rules shall be governed by and construed in accordance with Bermudan Law.